                                                                   Exhibit 10.23

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT dated as of June 30, 1999, by and among Avis Rent A Car, Inc., a Delaware corporation ("the Company"), Avis Fleet Leasing and Management Corporation, a Texas corporation and a wholly owned subsidiary of the Company ("Acquiror Sub"), PHH Corporation, a Maryland corporation ("Parent"), and PHH Holdings Corporation, a Texas corporation and a wholly owned subsidiary of Parent ("Holdings").

      WHEREAS, the Company, Acquiror Sub, Parent and Holdings are parties to the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of May 22, 1999, as amended by the Amendment to the Agreement and Plan of Merger and Reorganization, dated as of June 30, 1999, providing for the merger of the Company and Holdings (the "Merger") pursuant to the Texas Business Corporation Act, on the terms and subject to the conditions set forth therein; and

      WHEREAS, upon consummation of the Merger, Parent is acquiring 7,200,000 shares of the series A cumulative participating redeemable convertible preferred stock, par value $0.01 per share (the "Series A Preferred Stock"), of Acquiror Sub, which shares constitute 100% of the issued and outstanding shares of Series A Preferred Stock; and

      WHEREAS, the Series A Preferred Stock is convertible, under the circumstances set forth in the Certificate of Designations of the Powers, Preferences and Special Rights of the Series A Preferred Stock filed with the Secretary of State of the State of Texas on June 29, 1999, into shares of class B common stock, par value .01 per share, of the Company (the "Class B Common Stock");

      WHEREAS, until the fifth anniversary of the date of issuance thereof, Acquiror Sub may pay dividends on the Series A Preferred Stock in shares of series B cumulative PIK preferred stock, par value $.01 per share, of Acquiror Sub ("Series B Preferred Stock");

      WHEREAS, the Series B Preferred Stock is convertible, under the circumstances set forth in the Certificate of Designations of the Powers, Preferences and
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Special Rights of the Series B Preferred Stock filed with the Secretary of State of the State of Texas on __________, 1999, into shares of Class B Common Stock;

      WHEREAS, upon the transfer, sale or disposition for value to any person other than Cendant Corporation, a Delaware corporation and the parent corporation of Parent ("Cendant"), or any Affiliate of Cendant, each share of Class B Common Stock shall be exchanged automatically for a share of common stock, par value $.01 per share, of the Company (the "Common Stock");

      WHEREAS, in the event that Holder owns less than twenty percent (20%) of the total voting power of the outstanding shares of voting stock of the Company, each share of Class B Common Stock shall be exchangeable, at the option of Holder, for one share of Common Stock;

      WHEREAS, the Common Stock is publically traded on the New York Stock Exchange;

      WHEREAS, as a condition to closing under the Merger Agreement, the Company, Acquiror Sub, Parent and Holdings are entering into this Agreement to provide certain registration rights with respect to the shares of Common Stock issuable to Parent, all in accordance with the terms and conditions set forth herein; and

      WHEREAS, the Board of Directors of the Company has authorized the officers of the Company to execute and deliver this Agreement in the name and on behalf of the Company.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and as a condition to closing under the Merger Agreement, the parties to this Agreement hereby agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Holder" means (i) Parent from and after the time at which it becomes entitled to receive shares of Class B Common Stock upon a conversion of shares of Series A


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Preferred Stock or Series B Preferred Stock and (ii) any other person that owns
Class B Common Stock or Registrable Securities, including their respective successors and assigns who acquire such securities, directly or indirectly, from Parent or such other person. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

      "Registrable Securities" means (a) the Common Stock issuable upon ex change of any shares of Class B Common Stock hereafter owned by Parent, (b) any Common Stock acquired by Parent, Cendant, Holdings or any other Affiliate of Parent in the open market at a time when Parent, Cendant, Holdings or any other Affiliate of Parent is deemed to be an Affiliate (as such term is defined under Rule 144 under the Securities Act) of the Company, and (c) any securities issued or issuable in respect of the Common Stock referred to in clauses (a) and (b) above, by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger or consolidation, and any other securities issued pursuant to any other pro rata distribution with respect to such Common Stock. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (x) it has been effectively registered under the Securities Act and sold or distributed to the public in accordance with an effective registration statement covering it (and has not been reacquired in the manner described in clause (b) above), or (y) it is sold or distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      2. Demand Registration.

      (a) Subject to Section 5 hereof, if at any time any Holder shall request the Company in writing to register under the Securities Act all or a part of the Registrable Securities held by such Holder (a "Demand Registration"), the Company shall use all reasonable efforts to cause to be filed and declared effective as soon as reasonably practicable (but in no event later than the 45th day after such Holder's request is made) a registration statement, on such appropriate form as the Company in its discretion shall determine, providing for the sale of all such Registrable Securities by such Holder. The Company agrees to use its best efforts to keep any such registration statement continuously effective and usable for resale of Registrable Securities for so long as the Holder whose Registrable Securities are included therein shall request. The Company shall be obligated to file registration statements pursuant to this Section 2(a) until all Registrable Securities have ceased to be Registrable Securities. Each registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement."

      (b) The Company agrees (i) not to effect any public or private sale, distribution or purchase of any of its securities which are the same as or similar to the Registrable Securities, including a sale pursuant to Regulation D under the Securities Act, during the 15-day period prior to, and during the 45-day period beginning on, the closing date of each underwritten offering under any Demand Registration Statement, and (ii) to use reasonable best efforts to cause each holder of its securities purchased from the Company, at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

      (c) The Company may postpone for a reasonable period of time, not to exceed 30 days, the filing or the effectiveness of any Demand Registration Statement if the Board of Directors of the Company in good faith determines that
(A) such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (B) the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company.

      (d) If at any time any Holder of Registrable Securities to be covered by a Demand Registration Statement desires to sell Registrable Securities in an underwritten offering, such Holder shall have the right to select any nationally recognized investment banking firm(s) to administer the offering, subject to the approval of the Company, which approval shall not be unreasonably withheld, and the Company shall enter into underwriting agreements with the underwriter(s) of such offering, which agreements shall contain such representations and warranties by the Company, and such other terms, conditions and indemnities as are at the time customarily contained in underwriting agreements for similar offerings.


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

      3. Incidental Registration. Subject to Section 5 hereof and the other terms and conditions set forth in this Section 3, if the Company proposes at any time to register any shares of Common Stock (the "Initially Proposed Shares") under the Securities Act for sale, whether or not for its own account, pursuant to an underwritten offering, the Company will promptly give written notice to the Holders of its intention to effect such registration (such notice to specify, among other things, the proposed offering price, the kind and number of securities proposed to be registered and the distribution arrangements, including identification of the underwriter(s)), and the Holders shall be entitled to include in such registration statement, as a part of such underwritten offering, such number of shares (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company within 15 days after the date upon which the Company gave the aforementioned notice.

      The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 3 is subject to each of the following limitations, conditions and qualifications:

            (i) If, at any time after giving written notice of its intention to effect a registration of any of its shares of Common Stock and prior to the effective date of any registration statement filed in connection with such registration, the Company shall deter mine for any reason not to register all of such shares, the Company may, at its election, give written notice of such determination to the Holders and thereupon it shall be relieved of its obligation to use any efforts to register any Holder Shares in connection with such aborted registration.

            (ii) If, in the opinion of the managing underwriter(s) of such offering, the distribution of all or a specified portion of the Holder Shares would materially interfere with the registration and sale, in accordance with the intended method thereof, of the Initially Proposed Shares, then the number of Holder Shares to be included in such registration statement shall be reduced to such number, if any, that, in the opinion of such managing underwriter(s), can be included without such interference. If, as a result of the cutback provisions of the preceding sentence, the Holders are not entitled to include all of the Holder Shares in such registration, such Holders may elect to


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

                  withdraw their request to include Holder Shares in such registration (a "Withdrawal Election").

      If the Company shall so request in writing, each Holder agrees not to effect any public or private sale or distribution of any Registrable Securities (other than the Holder Shares) during the 15-day period prior to and during the 45-day period beginning on, the closing date of any underwritten public offering of shares of Common Stock made for the Company's own account.

      4. Registration Procedures.

      (a) Whenever the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of Section 2(a) or 3 (such Registrable Securities being hereinafter referred to as "Subject Shares"), the Company will use all reasonable efforts to effect the registration and sale of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

            (i) prepare and file with the SEC a registration statement with respect to the Subject Shares in form and substance satisfactory to the Holders of the Subject Shares, and use all reason able efforts to cause such registration statement to become effective as soon as possible;

            (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares and other securities covered by such registration statement;

            (iii) furnish the Holders covered by such registration statement, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holders may reasonably request;

            (iv) use all reasonable efforts to register or qualify the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (B) subject itself to taxation in any jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

            (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

            (vi) furnish, at the Company's expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Subject Shares being sold;

            (vii) notify each Holder at any time when a prospectus relating to the Subject Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the company will, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supple-ment or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           (viii) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering) and make such representations and warranties to the sellers and underwriter(s) as in form and substance and scope are customarily made by issuers to underwriters in underwritten offerings and take such other actions as the Holders or the managing underwriter(s) or agent, if any, reasonably require in order to expedite or facilitate the disposition of such Subject Shares;

            (ix) make available for inspection by the Holders, any underwriter or agent participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other similar professional advisor retained by any such Holders or underwriter (collectively the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. The Holders agree that Records and other information which the Company determines, in good faith, to be confidential and of which determination the Inspectors are so notified shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena, court order or regulatory or agency request or (iii) the information in such Records has been generally disseminated to the public. Each Holder agrees that it will, upon learning that disclosure of such Record is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (x) obtain for delivery to the Company, the underwriter(s) or their agent, with copies to the Holders, a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holders or the managing underwriter(s) reasonably request;

            (xi) obtain for delivery to the Holders and the underwriter(s) or their agent an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Holder, underwriters or agents and their counsel;

            (xii) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of
                  Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said 12-month period;

           (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

            (xiv) cause the Subject Shares to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the sellers thereof or the underwriters(s), if any, to consummate the disposition of such Subject Shares;

            (xv) cooperate with the Holders and the managing underwriter(s), if any, or any other interested party (including any interested broker-dealer) in making any filings or submission required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

            (xvi) cause its subsidiaries to take action necessary to effect the registration of the Subject Shares contemplated hereby, including filing any required financial information;

           (xvii) effect the listing of the Subject Shares on the New York Stock Exchange or such other national securities exchange or over-the-counter market on which shares of the Common Stock shall then be listed; and

          (xviii) take all other steps necessary to effect the registration of the Subject Shares contemplated hereby.

      (b) The Holders shall provide (in writing and signed by the Holders and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus or other document incident thereto) all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company pursuant to this Agreement.

      (c) The Holders shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings.

      (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2(a) or 3, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall forthwith discontinue disposition of Subject Shares pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Subject Shares that was in effect prior to such amendment or supplement.

      (e) The Holders shall pay all out-of-pocket expenses incurred in connection with any Demand Registration Statements filed pursuant to Section 2(a) of this Agreement, including, without limitation, all SEC and blue sky registration and filing fees (including NASD fees), printing expenses, transfer agents and registrars' fees, underwriting discounts, commissions and expenses attributable to securities sold for the account of the Holders pursuant to such registration statement, fees and disbursements of the Company's counsel and accountants and fees and disbursements of experts used by the Company in connection with such registration statement. The Company shall pay any such out-of-pocket expenses incurred in connection with any registration statement filed pursuant to Section 3 of this Agreement, except that the Holders shall pay all underwriting discounts, commissions and expenses attributable to the Subject Shares sold pursuant to any such registration statement.

      (f) In connection with any sale of Subject Shares that are registered pursuant to this Agreement, the Company and the Holders shall enter into an agreement providing for indemnification of the Holders by the Company, and indemnification of the Company by the Holders, on terms customary for such agreements at that time (it being understood that any disputes arising as to what is customary shall be resolved by counsel to the underwriters).

      5. Indemnification.

      (a) Indemnification by the Company. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities registered pursuant to this Agreement, the officers, directors, agents and employees of each of them, each person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all reasonable and documented losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses'), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such Holder expressly for use therein.

      (b) Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a Holder is participating, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any registration statement or prospectus and will indemnify, to the fullest extent permitted by law, the Company, its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such statement or omission is contained in any information furnished in writing to the Company by such Holder expressly for use therein and was relied upon by the Company in the preparation thereof. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligations.

      (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All reasonable and documented fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regard less of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 5, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

      (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statement or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any reasonable and documented legal or other fees or expenses incurred by such party in connection with any action or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an indemnifying party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceed the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      The indemnity, contribution and expense reimbursement obligations contained in this Section 5 will be in addition to any liability that the indemnifying party or parties may otherwise have to the indemnified party or parties. The provisions of this Section 5 will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Holder thereof or any termination of this Agreement.

      6. Notices. Any notice or other communication required or permitted given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by fax at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company or Acquiror Sub, to:

                  Avis Rent A Car, Inc.
                  900 Old Country Road
                  Garden City, New York  11530
                  Attn: Karen Sclafani, Esq.
                  Fax:  (516) 222-6922


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

                  If to Parent or Holdings, to:

                  PHH Corporation
                  c/o Cendant Corporation
                  9 West 57th Street
                  37th Floor
                  New York, NY  10019
                  Attn: General Counsel
                  Fax:  (212) 413-1922

                  If to any other Holder, to such name at such address as such Holder shall have indicated in a written notice delivered to the other parties to this Agreement.

Any party hereto may from time to time change its address for notices under this
Section 6 by giving at least 10 days' notice of such changes to the other parties hereto.

      7. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      8. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      9. Successors and Assigns; Amendments. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, including, without limitation, and without the need for an express assignment, each subsequent Holder of any Registrable Securities. Except as provided in this
Section 9, neither the Company nor any Holder shall assign this Agreement or any rights hereunder without the prior written consent of the other parties hereto. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party hereunder. This Agreement may not be amended except by a written instrument executed by the parties hereto.

      10. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of laws.

      12. Entire Agreement. This Agreement contains the entire agreement of the parties hereto in respect of the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

      13. Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

                              AVIS RENT A CAR, INC.



                              By:__________________________________
                                 Name:
                                 Title:


                              AVIS FLEET LEASING AND
                              MANAGEMENT CORPORATION



                              By:__________________________________
                                 Name:
                                 Title:


                              PHH CORPORATION



                              By:__________________________________
                                 Name:
                                 Title:


                              PHH HOLDINGS CORPORATION



                              By:__________________________________
                                 Name:
                                 Title: